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EXHIBIT 10.19

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT made as of the 31st day of August, 1998, by and between Semele Group Inc., a Delaware corporation (the "Pledgor"), and Equis Financial Group Limited Partnership, a Massachusetts limited partnership (the "Secured Party"),
                              W I T N E S S E T H:

         WHEREAS, pursuant to an Agreement for Purchase and Sale of Stock dated as of the date hereof (the "Purchase Agreement"), the Pledgor has purchased from the Secured Party 100 shares of the Common Stock, $.01 par value (the "Stock"), of Ariston Corporation, a Delaware corporation (the "Company"), which are all the shares of capital stock of the Company issued and outstanding;

         WHEREAS, the Pledgor has paid for such shares by a $2,000,000 cash payment to the Secured Party and delivery of the Pledgor's promissory note payable to the Secured Party in the principal amount of $10,450,000 (the "Note"); and

         WHEREAS, the Pledgor has agreed to secure his commitments under the Note by a pledge of the Stock now owned by the Pledgor;

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Pledge.

                  In consideration of the acceptance by the Secured Party of the Note and the undertakings of the Pledgor in this Agreement, the Pledgor hereby grants a security interest to the Secured Party in the Stock (together with any other securities or other property at any time pledged hereunder pursuant to the terms hereof, the "Pledged Stock"). The Pledged Stock is represented by Certificate No. 1, which certificate, accompanied by a separate stock power duly endorsed in blank by the Pledgor, is herewith delivered to the Secured Party, to be held on the terms and conditions contained herein. The Pledgor hereby appoints the Secured Party as its attorney in fact to cause the transfer of the Pledged Stock on the books of the Company to the Secured Party or his designee upon the occurrence of an "Event of Default," as such term is defined in the Note. The Secured Party shall hold the Pledged Stock as security for the purposes described herein and shall not encumber or dispose of such property except in accordance with the provisions of this Agreement.

         2. Stock Dividend or Stock Split; Liquidation, Recapitalization, Merger, etc.

                  Any additional shares of capital stock paid upon or distributed with respect to any of the Pledged Stock in the event of any stock dividend or stock split declared by the Company or any issuer thereof and any sums paid upon or with


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respect to any of the Pledged Stock upon the merger, consolidation, liquidation, recapitalization, dissolution or reorganization of the Company or any other issuer thereof shall be paid over to the Secured Party to be held by him as security for the Note; and in case any distribution of capital shall be made upon or with respect to any of the Pledged Stock or any property shall be distributed upon or with respect to any of the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization, merger or consolidation thereof, the property so distributed shall be delivered to the Secured Party to be held by him as security for the Note. All securities, sums of money and other property paid or distributed in respect of the Pledged Stock upon any such stock dividend, stock split, merger, consolidation, liquidation, dissolution, reorganization, recapitalization or reclassification which are received by the Pledgor shall, until paid or delivered to the Secured Party, be held in trust for the Secured Party as security for the Note.

         3.       Warranty of Title.

                  The Pledgor warrants that he has good and marketable title to the Pledged Stock pledged hereunder on the date hereof, subject to no pledge, lien, security interest, charge, option, restriction or other encumbrance, and that it has power, authority and legal right to pledge such Pledged Stock pursuant to this Agreement. The Pledgor covenants that it will defend the Secured Party's rights and security interest in such Pledged Stock against the claims and demands of all persons whomsoever; and the Pledgor covenants that it will have the like title to and right to pledge all other property hereafter pledged with the Secured Party hereunder and will likewise defend the Secured Party's rights and security interest therein.

         4.       Dividends and Voting Rights.

                  Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends paid in respect of the Pledged Stock and to vote the Pledged Stock and to give consents, waivers and ratifications in respect of the Pledged Stock; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provisions of this Agreement or the Note. All such rights of the Pledgor to receive any cash dividends shall cease in case an Event of Default shall have occurred and be continuing, and in that case cash dividends shall be paid over by the Pledgor to the Secured Party to be applied by it to the satisfaction of the Note, and all cash dividends received by the Pledgor shall, until so paid to the Secured Party, be held in trust for the Secured Party as security for the Note. All such rights of the Pledgor to vote and give consents, waivers and ratifications with respect to the Pledged Stock shall, at the Secured Party's option as evidenced by the Secured Party's notifying the Pledgor of such election, cease in case an Event of Default shall have occurred and be continuing, and in that case the Secured Party shall have all such rights.


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         5.       Discharge of Obligations.

                  Upon payment and performance in full of all obligations to be performed by the Pledgor under the Note, the Secured Party shall transfer to the Pledgor all of the Pledged Stock and all rights received by the Secured Party as a result of the pledge contained herein.

         6.       Default.

                  Upon the occurrence of an Event of Default, the Secured Party shall have the rights and remedies provided in the Uniform Commercial Code of Massachusetts, and in that connection the Secured Party may, upon 5 days' notice to the Pledgor sent by registered mail and without liability for any diminution in price which may have occurred, sell all of the Pledged Stock in such manner and for such price as the Secured Party may determine. It is agreed by the Pledgor that such notice is reasonable. At any public sale, the Secured Party shall be free to purchase all or any part of the Pledged Stock. Out of the proceeds of any sale, the Secured Party may retain an amount equal to the principal and interest then due under the Note, plus the amount of the expenses of sale, including legal costs and reasonable attorneys' fees, and shall pay any balance of such proceeds to the Pledgor.

         7.       Binding Effect.

                  This Agreement shall be binding upon and inure to the benefit of the Pledgor and the Secured Party and their successors and assigns; provided, however, that neither party may assign this Agreement without the consent of the other.

         8.       Other Provisions.

                  (a) Waivers; Rights and Remedies. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof or of any other right or remedy. No waiver by the Secured Party shall be effective unless made in writing, and a waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All the Secured Party's rights and remedies shall be cumulative and may be exercised singularly or concurrently, and nothing herein shall be deemed to limit in any way any rights the Secured Party might otherwise have under any other instrument or by law, including, without limiting the generality thereof, the right to negotiate any note or other instrument together with any collateral specifically described herein.

                  (b) Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may be amended only by an instrument in writing referring to this Agreement executed by the Pledgor and the Secured Party.


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                  (c) Governing Law. This Agreement shall be governed by and construed and interpreted according to the laws of the Commonwealth of Massachusetts.

                  (d) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered in hand or deposited in the United States mail, postage prepaid, or with Federal Express or comparable overnight delivery service, addressed as follows:

                        (i)     if to the Pledgor:

                        Semele Group Inc.
                        One Canterbury Green
                        Stamford, CT  06901
                        Attn:  President


                        (ii)    if to the Secured Party:

                        Equis Financial Group Limited Partnership
                        88 Broad Street
                        Boston, MA  02110
                        Attn:  Chief Executive Officer


or to such other address as a party shall designate by notice to the other.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                     SEMELE GROUP INC.


                                     By:
                                        ----------------------------------------
                                             James A. Coyne
                                     Title: President


                                     EQUIS FINANCIAL GROUP LIMITED
                                       PARTNERSHIP

                                     By:  Equis Corporation, its general partner


                                     By:
                                        ----------------------------------------
                                             Gary D. Engle
                                     Title: President